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Exhibit 32

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Michael W. Aguiar, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Innoviva, Inc. on Form 10-K for the fiscal year ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition of Innoviva, Inc. at the end of the periods covered by such Annual Report on Form 10-K and results of operations of Innoviva, Inc. for the periods covered by such Annual Report on Form 10-K.

Date: February 24, 2016	By:	/s/ MICHAEL W. AGUIAR Michael W. Aguiar Chief Executive Officer

        I, Eric d'Esparbes, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Innoviva, Inc. on Form 10-K for the fiscal year ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition of Innoviva, Inc. at the end of the periods covered by such Annual Report on Form 10-K and results of operations of Innoviva, Inc. for the periods covered by such Annual Report on Form 10-K.

Date: February 24, 2016	By:	/s/ ERIC D'ESPARBES Eric d'Esparbes Senior Vice President and Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to Innoviva, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32
CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002